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                                                                    EXHIBIT 10.1

                 AMENDMENT TO FACILITIES CONTRIBUTION AGREEMENT

THIS AMENDMENT TO FACILITIES CONTRIBUTION AGREEMENT ("AMENDMENT") is entered into and made effective as of August 18, 2004 ("AMENDMENT EFFECTIVE DATE") by and between DPT Laboratories, Ltd.. ("DPT") and Connetics Corporation ("CONNETICS"). Unless otherwise indicated, a capitalized term within this Amendment shall have the same meaning as the same capitalized term within the Facilities Agreement (defined below).

                                   BACKGROUND

A DPT and Connetics are parties to a Confidentiality and Material Transfer Agreement, dated April 12, 2001; a Research & Development Services Agreement dated July 20, 2001; a Quality and Technical Agreement, dated March 7, 2002; an Amended and Restated Manufacturing and Supply Agreement dated August 18, 2004; and a Facilities Contribution Agreement dated November 1, 2001 (the "FACILITIES AGREEMENT").

B. The Facilities Agreement relates to Connetics' contribution of capital used to construct an aerosol filling/packaging operation on DPT's leased distribution facilities, and DPT's manufacture and filling of Connetics' aerosol products.

C. Connetics desires to make improvements to the aerosol filling/packaging operation as well as add new equipment at DPT's facility in connection with the manufacture of a new drug product. Connetics will contribute capital for the improvements and additions as further set forth in this Amendment.

D. The Parties desire to amend the Facilities Agreement to encompass the matters set forth in this Amendment.

NOW, THEREFORE, in consideration of the above premises and the mutual covenants set forth below, DPT and Connetics agree as follows:

                                    AGREEMENT

1. A new section is hereby added to the Facilities Agreement as SECTION 2.4 as follows.

      2.4. CONNETICS' IMPROVEMENTS AND ADDITIONS CONTRIBUTIONS. Connetics agrees to pay the costs associated with construction of certain improvements to the aerosol filling/packaging operation and the purchase of production scale equipment used in the operation ("2004 IMPROVEMENTS"), currently estimated at [**], and to pay for the purchase of new production and laboratory scale equipment for use in the production of a new drug product ("ADDITIONS"), currently estimated at [**], subject to all of the terms, covenants and conditions set forth in this Agreement, provided that references to the Architect and General Contractor in the

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            Facilities Agreement shall not be applicable to the 2004
            Improvements or the Additions. The construction of the 2004 Improvements and adding of the Additions are collectively referred to as the "IMPROVEMENTS AND ADDITIONS PROJECT." Connetics' cash contributions and contribution of new Equipment are collectively referred to as "ADDITIONAL CONTRIBUTIONS." The Additional Contributions shall be used to purchase, install, and qualify equipment as specified in EXHIBIT D.

The remaining provisions of ARTICLE 2 (SECTIONS 2.1 - 2.3) shall remain the same and continue in full force and effect.

2. The Designated Representatives in SECTION 3.7 are hereby updated as follows:

      3.7.(a) Connetics' Representative. [**].

      3.7.(b) DPT's Representative. [**].

3. A new section is hereby added to the Facilities Agreement as SECTION 3.8 as follows.

      3.8. TIMING OF IMPROVEMENTS AND ADDITIONS PROJECT. DPT shall use its commercially reasonable efforts to complete the Improvements and Additions Project promptly, diligently and within the applicable time periods set forth in the Estimated Construction Schedule attached hereto as EXHIBIT B-1 and incorporated by this reference, as such schedule may be modified from time to time, subject to the effects of any delays beyond the Parties' reasonable control.

The remaining provisions of ARTICLE 3 (SECTIONS 3.1 - 3.6, and 3.7 as modified above) shall remain the same and continue in full force and effect.

4. SECTION 5.2 (b) of the Facilities Agreement is hereby deleted and replaced with the following.

      5.2.(b) DPT shall be entitled to use the Assets and Additions to manufacture cosmetic, over-the-counter and non-dermatological prescription drug products for its affiliates or third parties without obtaining Connetics' prior written consent, provided that the use does not interfere with Connetics' capacity requirements and DPT pays to Connetics [**]. If DPT elects to pursue development work on a cosmetic, over-the-counter or non-dermatological prescription drug product it shall so notify Connetics as soon as is practical providing as much detail as is reasonably possible, subject to any applicable obligation of confidentiality.

The remaining provisions of SECTION 5.2 shall remain the same and continue in full force and effect.

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5.    All of the remaining provisions of the Facilities Agreement shall continue in full force and effect as though fully set forth in this Amendment.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

CONNETICS CORPORATION                    DPT LABORATORIES, LTD.
"CONNETICS"                              "DPT"

                                         By:  DFB PHARMACEUTICALS, INC.,
                                         Its sole General Partner

Signature: /s/ THOMAS WIGGANS            Signature: /s/ PAUL JOHNSON
           ----------------------                   ---------------------------
Name: Thomas Wiggans                     Name: Paul Johnson
Title: President and CEO                 Title: President

                                                                     Page 3 of 3
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                                  EXHIBIT B-1

                                      [**]


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                                   EXHIBIT D


                                      [**]


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